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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) December 4, 2002
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                                  GenCorp Inc.
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               (Exact Name of Registrant as Specified in Charter)



               Ohio                        1-01520               34-0244000
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   (State or Other Jurisdiction       (Commission File          IRS Employer
         of Incorporation)                 Number)           Identification No.)



Highway 50 and Aerojet Road, Rancho Cordova, California               95670
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         (Address of Principal Executive Offices)                   (Zip Code)


P.O. Box 537012, Sacramento, California                            95853-7012
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         (Mailing Address)                                         (Zip Code)


        Registrant's telephone number, including area code (916) 355-4000
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ITEM 7.  EXHIBITS

Table                                                                    Exhibit
Item No.      Exhibit Description                                         Number
--------      -------------------                                         ------
          99  GenCorp Inc.'s press release dated December 4, 2002,          99.1
              in which GenCorp affirmed its earnings guidance for FY 2002.


ITEM 9. REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1 and incorporated herein by this reference is the text of the registrant's press release which was released on December 5, 2002.

Exhibit 99.1 is a GenCorp Inc. press release dated December 4, 2002 in which GenCorp affirmed its earnings guidance for FY 2002. The Company will announce its year end results in late January and expects earnings per share to be in the lower end of its previously announced range of $0.90 to $1.00, excluding unusual items and restructuring charges.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         GENCORP INC.




                                         By:    /s/ Margaret Hastings
                                            ---------------------------------
                                         Name:  Margaret Hastings
                                         Title: Assistant General Counsel
                                                and Assistant Secretary

Dated:  December 6, 2002